UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 28, 2006
               Date of Earliest Event Reported: September 27, 2006

                         EVOLUTION PETROLEUM CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               0-27862                                 80-0028196
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       (Commission File Number)             (I.R.S. Employer Identification No.)

820 Gessner, Suite 1340, Houston, Texas                   77024
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(Address of Principal Executive Offices)                (Zip Code)

                                 (713) 935-0122
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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Item 2.02. Results of Operations and Financial Condition

On September 27, 2006, Evolution Petroleum Corporation, a Nevada corporation, issued a press release announcing its financial results for the fiscal year ended June 30, 2006. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.         Description
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99.1                Press release issued by Evolution Petroleum Corporation on
                    September 27, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date: September 27, 2006            EVOLUTION PETROLEUM CORPORATION

                                     By: /s/ Robert Herlin
                                         --------------------------------
                                         Robert Herlin, Chief Executive Officer